UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 30, 2006
                                                --------------------------------

              Morgan Stanley IXIS Real Estate Capital Trust 2006-1
         -------------------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
            --------------------------------------------------------
              (Exact name of depositor as specified in its charter)

    Morgan Stanley Mortgage Capital Inc. and IXIS Real Estate Capital I Inc.
    ------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


        Delaware                     333-130694-08               13-3939229
------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation of             File Number of            Identification No.
          depositor)                issuing entity)            of depositor)


1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices                  (Zip Code of depositor)
       of depositor)

Registrant's telephone number, including area code    (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On June 30, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley IXIS Real Estate Capital Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer, the master servicer and the securities administrator, Saxon Mortgage Services, Inc., as a servicer, JPMorgan Chase Bank, National Association, as a servicer, HomEq Servicing Corporation, as a servicer, First NLC Financial Services, LLC, as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, WMC Mortgage Corp., as a responsible party, IXIS Real Estate Capital Inc. ("IXIS"), as a sponsor and Deutsche Bank National Trust Company, as trustee. The Class A-fpt, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,242,430,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of June 27, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to the Underwriter on June 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from the Sponsors to the Depositor. The net proceeds of the sale of the Class X and Class P Certificates were applied to the purchase of the Mortgage Loans from the Sponsors.

      The Class R Certificates were sold to the Underwriter on June 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class R Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 27, 2006, among the Depositor and Morgan Stanley & Co. Incorporated, as representative of itself and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer, the master servicer and the securities administrator, Saxon Mortgage Services, Inc., as a servicer, JPMorgan Chase Bank, National Association, as a servicer, HomEq Servicing Corporation, as a servicer, First NLC Financial Services, LLC, as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, WMC Mortgage Corp., as a responsible party, IXIS Real Estate Capital Inc., as a sponsor and Deutsche Bank National Trust Company, as trustee.

Exhibit10.1   Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of January 1, 2006, between First NLC
              Financial Services and MSMCI (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, between Decision One Mortgage Company, LLC and MSMCI (included as Exhibit P to Exhibit
              4).

Exhibit 10.3 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2005, between WMC and MSMCI (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 Assignment and Recognition Agreement, dated as of June 30, 2006, among MSMCI, the Depositor and Meritage Mortgage Corporation ("Meritage"). (included as Exhibit R to Exhibit 4).

Exhibit 10.5 Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, between Meritage and MSMCI (included as Exhibit R to Exhibit 4).

Exhibit 10.6 Amendment No. 1 to the Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 27, 2006, between Meritage and MSMCI (included as Exhibit R to Exhibit 4).

Exhibit 10.7 Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2006, between Meritage and MSMCI (included as Exhibit R to Exhibit 4).

Exhibit 10.8 Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, between Meritage and MSMCI (included as Exhibit R to Exhibit 4).

Exhibit 10.9 Assignment and Recognition Agreement, dated as of June 30, 2006, among MSMCI, the Depositor and AIG Federal Savings Bank ("AIG") (included as part of Exhibit S to Exhibit 4).

Exhibit 10.10 Third Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of December 1, 2005, between AIG and MSMCI (included as part of Exhibit S to Exhibit 4).

Exhibit 10.11 Assignment and Recognition Agreement, dated as of June 30, 2006, among MSMCI, the Depositor and Accredited Home Lenders, Inc. ("Accredited") (included as part of Exhibit T to Exhibit 4).

Exhibit 10.12 Fifth Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of December 1, 2005, between Accredited and MSMCI (included as part of Exhibit T to Exhibit 4).

Exhibit 10.13 Sixth Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of February 1, 2006, between Accredited and MSMCI (included as part of Exhibit T to Exhibit 4).

Exhibit 10.14 Assignment and Recognition Agreement, dated as of June 30, 2006, among MSMCI, the Depositor and Aegis Mortgage Corporation ("Aegis") (included as part of Exhibit U to Exhibit 4).

Exhibit 10.15 The Mortgage Loan Purchase and Warranties Agreement, dated as of
              February 1, 2006, between Aegis and MSMCI (included as part of Exhibit U to Exhibit 4).

Exhibit 10.16 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Accredited (included as part of Exhibit V to Exhibit 4).

Exhibit 10.17 Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of March 1, 2006, by and between Accredited and IXIS (included as part of Exhibit V to Exhibit 4).

Exhibit 10.18 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Chapel Mortgage Corporation ("Chapel") (included as part of Exhibit W to Exhibit 4).

Exhibit 10.19 Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of February 1, 2006, between Chapel and IXIS (included as part of Exhibit W to Exhibit 4).

Exhibit 10.20 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Encore Credit Corp. ("Encore") (included as part of Exhibit X to Exhibit 4).

Exhibit 10.21 Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of December 1, 2005, between Encore and IXIS (included as part of Exhibit X to Exhibit 4).

Exhibit 10.22 Amendment No. 1 to the Amended and Restated Mortgage Loan Purchase
              and Warranties Agreement, dated as of February 1, 2006 between Encore and IXIS (included as part of Exhibit X to Exhibit 4).

Exhibit 10.23 Amendment No. 2 to the Amended and Restated Mortgage Loan Purchase
              and Warranties Agreement, dated as of June 1, 2006 between Encore and IXIS (included as part of Exhibit X to Exhibit 4).

Exhibit 10.24 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and First Bank Mortgage ("First Bank") (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.25 First Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of January 1, 2006, between First Bank and IXIS (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.26 Amendment No. 1 to the Mortgage Loan Purchase and Warranties
              Agreement, dated as of May 1, 2006 between First Bank and IXIS (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.27 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and First Horizon Home Loan Corporation ("First Horizon") (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.28 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of
              May 1, 2006, between First Horizon and IXIS (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.29 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and First NLC Financial Services, LLC ("First NLC") (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.30 Third Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of May 1, 2006, by and between First NLC and IXIS (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.31 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and FlexPoint Funding Corporation ("FlexPoint") (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.32 Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of February 1, 2006, between FlexPoint and IXIS (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.33 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Fremont Investment & Loan ("Fremont") (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.34 Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of November 22, 2004, between Fremont and IXIS (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.35 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Funding America Mortgage Warehouse Trust ("Funding America") (included as part of Exhibit DD to
              Exhibit 4).

Exhibit 10.36 Mortgage Loan Purchase and Warranties Agreement, dated as of May
              1, 2006, between Funding America, Ocwen Loan Servicing, LLC, as Originator and Servicer and IXIS (included as part of Exhibit DD to Exhibit 4).

Exhibit 10.37 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Lenders Direct Capital Corp. ("Lenders Direct") (included as part of Exhibit EE to Exhibit 4).

Exhibit 10.38 Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of December 1, 2005, between Lenders Direct and IXIS (included as part of Exhibit EE to Exhibit 4).

Exhibit 10.39 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Lime Financial Services, Ltd. ("Lime") (included as part of Exhibit FF to Exhibit 4).

Exhibit 10.40 Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of April 27, 2006, between Lime and IXIS (included as part of Exhibit FF to Exhibit 4).

Exhibit 10.41 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Mandalay Mortgage, LLC ("Mandalay") (included as part of Exhibit GG to Exhibit 4).

Exhibit 10.42 Mortgage Loan Purchase and Warranties Agreement, dated as of
              February 1, 2006, between Mandalay and IXIS (included as part of Exhibit GG to Exhibit 4).

Exhibit 10.43 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Master Financial Inc. ("Master Financial") (included as part of Exhibit HH to Exhibit 4).

Exhibit 10.44 Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of February 1, 2006, as amended by Amendment No. 1, dated as of May 1, 2006, each between Master Financial and IXIS (included as part of Exhibit HH to Exhibit 4).

Exhibit 10.45 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and NC Capital Corporation ("NC Capital") (included as part of Exhibit JJ to Exhibit 4).

Exhibit 10.46 Mortgage Loan Purchase and Warranties Agreement, dated as of April
              1, 2006, between NC Capital and IXIS (included as part of Exhibit J6 to Exhibit 4).

Exhibit 10.47 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Quick Loan Funding Inc. ("Quick Loan") (included as part of Exhibit KK to Exhibit 4).

Exhibit 10.48 Mortgage Loan Purchase and Warranties Agreement, dated as of May
              1, 2006, between Quick Loan and IXIS (included as part of Exhibit KK to Exhibit 4).

Exhibit 10.49 Assignment and Recognition Agreement, dated as of June 30, 2006, among IXIS, the Depositor and Rose Mortgage, Inc. ("Rose") (included as part of Exhibit LL to Exhibit 4).

Exhibit 10.50 Second Amended and Restated Mortgage Loan Purchase and Warranties
              Agreement, dated as of May 1, 2006, between Rose and IXIS (included as part of Exhibit LL to Exhibit 4).

Exhibit 10.51 Unaffiliated Seller's Agreement, dated as of June 30, 2006, between IXIS and the Depositor (included as part of Exhibit MM to Exhibit 4).

Exhibit 10.52 Assignment and Recognition Agreement, dated as of June 30, 2006, among MSMCI, the Depositor, the Countrywide Home Loans Servicing LP ("Countrywide Servicer") and Countrywide Home Loans, Inc. ("CHL") (included as part of Exhibit NN to Exhibit 4).

Exhibit 10.53 Mortgage Loan Sale and Servicing Agreement, dated as of October 1,
              2005, by and among CHL, Countrywide Servicing and MSMCI (included as part of Exhibit NN to Exhibit 4).

Exhibit 10.54 Amendment Reg AB to the Mortgage Loan Sale and Servicing
              Agreement, dated as of January 26, 2006, by and among CHL, Countrywide Servicing and MSMCI (included as part of Exhibit NN to
              Exhibit 4).

Exhibit 10.55 ISDA Master Agreement, dated as of June 30, 2006, by and between
              IXIS Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit TT to Exhibit 4).

Exhibit 10.56 Schedule to the Master Agreement, dated as of June 30, 2006, by and IXIS Financial Products Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit TT to Exhibit 4).

Exhibit 10.57 Confirmation, dated as of June 30, 2006, by and IXIS Financial
              Products Inc., the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit TT to Exhibit 4).

Exhibit 10.58 Subservicing Agreement, dated June 1, 2006, by and between
              JPMorgan Chase Bank, National Association and Chase Home Finance, LLC (included as part of Exhibit UU to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2006                       MORGAN STANLEY ABS CAPITAL I INC.


                                          By: /s/ Steven Shapiro
                                             -----------------------------------
                                             Name: Steven Shapiro
                                             Title: Managing Director

                                     INDEX TO EXHIBITS

Item 601(a) of                                                      Paper (P) or
Regulation S-K                                                       Electronic
Exhibit No.           Description                                       (E)
-----------           -----------                                   ------------

1                     Underwriting Agreement, dated as of June 27,      (E)
                      2006, among the Depositor  and Morgan
                      Stanley & Co. Incorporated, as
                      representative of itself and the
                      Underwriters.

4                     Pooling and Servicing Agreement, dated as of      (E)
                      June 1, 2006, by and among the Depositor, as depositor, Wells Fargo Bank, National
                      Association, as a servicer, the master
                      servicer and the securities administrator,
                      Saxon Mortgage Services, Inc., as a
                      servicer, JPMorgan Chase Bank, National
                      Association, as a servicer, HomEq Servicing
                      Corporation, as a servicer, First NLC
                      Financial Services, LLC, as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, WMC Mortgage Corp., as a responsible party, IXIS Real Estate
                      Capital Inc., as a sponsor and Deutsche Bank
                      National Trust Company, as trustee.

10.1                  Second Amended and Restated Mortgage              (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of January 1, 2006, between First
                      NLC Financial Services and MSMCI (included as Exhibit O to Exhibit 4).

10.2                  Second Amended and Restated Mortgage              (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of November 1, 2005, between
                      Decision One Mortgage Company, LLC and MSMCI
                      (included as Exhibit P to Exhibit 4).

10.3                  Second Amended and Restated Mortgage              (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of October 1, 2005, between WMC and MSMCI (included as Exhibit Q to Exhibit 4).

10.4                  Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among MSMCI, the Depositor and Meritage Mortgage Corporation
                      ("Meritage") (included as Exhibit R to
                      Exhibit 4).

10.5                  Second Amended and Restated Mortgage Loan         (E)
                      Purchase and Warranties Agreement, dated as of November 1, 2005, between Meritage and
                      MSMCI (included as Exhibit R to Exhibit 4).

10.6                  Amendment No. 1 to the Second Amended and         (E)
                      Restated Mortgage Loan Purchase and
                      Warranties Agreement, dated as of January
                      27, 2006, between Meritage and MSMCI
                      (included as Exhibit R to Exhibit 4).

10.7                  Third Amended and Restated Mortgage Loan          (E)
                      Purchase and Warranties Agreement, dated as of February 1, 2006, between Meritage and
                      MSMCI (included as Exhibit R to Exhibit 4).

10.8                  Fourth Amended and Restated Mortgage Loan         (E)
                      Purchase and Warranties Agreement, dated as of May 1, 2006, between Meritage and MSMCI
                      (included as Exhibit R to Exhibit 4).

10.9                  Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among MSMCI, the Depositor and AIG Federal Savings Bank
                      ("AIG") (included as part of Exhibit S to Exhibit 4).

10.10                 Third Amended and Restated Mortgage Loan          (E)
                      Purchase and Warranties Agreement, dated as of December 1, 2005, between AIG and MSMCI
                      (included as part of Exhibit S to Exhibit 4).

10.11                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among MSMCI, the Depositor and Accredited Home Lenders, Inc.
                      ("Accredited") (included as part of Exhibit
                      T to Exhibit 4).

10.12                 Fifth Amended and Restated Mortgage Loan          (E)
                      Purchase and Warranties Agreement, dated as of December 1, 2005, between Accredited and
                      MSMCI (included as part of Exhibit T to
                      Exhibit 4).

10.13                 Sixth Amended and Restated Mortgage Loan          (E)
                      Purchase and Warranties Agreement, dated as of February 1, 2006, between Accredited and
                      MSMCI (included as part of Exhibit T to
                      Exhibit 4).

10.14                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among MSMCI, the Depositor and Aegis Mortgage Corporation
                      ("Aegis") (included as part of Exhibit U to Exhibit 4).

10.15                 Mortgage Loan Purchase and Warranties             (E)
                      Agreement, dated as of February 1, 2006, between Aegis and MSMCI (included as part of Exhibit U to Exhibit 4).

10.16                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Accredited (included as part of Exhibit V to Exhibit 4).

10.17                 Second Amended and Restated Mortgage Loan         (E)
                      Purchase and Warranties Agreement, dated as of March 1, 2006, by and between Accredited and IXIS (included as part of Exhibit V to Exhibit 4).

10.18                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Chapel Mortgage Corporation
                      ("Chapel") (included as part of Exhibit W to Exhibit 4).

10.19                 Second Amended and Restated Mortgage              (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of February 1, 2006, between Chapel and IXIS (included as part of Exhibit W to Exhibit 4).

10.20                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Encore Credit Corp.
                      ("Encore") (included as part of Exhibit X to Exhibit 4).

10.21                 Amended and Restated Mortgage Loan Purchase       (E)
                      and Warranties Agreement, dated as of
                      December 1, 2005, between Encore and IXIS
                      (included as part of Exhibit X to Exhibit 4).

10.22                 Amendment No. 1 to the Amended and Restated       (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of February 1, 2006
                      between Encore and IXIS (included as part of Exhibit X to Exhibit 4).

10.23                 Amendment No. 2 to the Amended and Restated       (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of June 1, 2006 between Encore and IXIS (included as part of Exhibit
                      X to Exhibit 4).

10.24                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and First Bank Mortgage ("First
                      Bank") (included as part of Exhibit Y to
                      Exhibit 4).

10.25                 First Amended and Restated Mortgage               (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of January 1, 2006, between
                      First Bank and IXIS (included as part
                      of Exhibit Y to Exhibit 4).

10.26                 Amendment No. 1 to the First Amended and          (E)
                      Restated Mortgage Loan Purchase and
                      Warranties Agreement, dated as of May 1,
                      2006 between First Bank and IXIS (included as part of Exhibit Y to Exhibit 4).

10.27                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and First Horizon Home Loan
                      Corporation ("First Horizon") (included as part of Exhibit Z to Exhibit 4).

10.28                 Flow Mortgage Loan Purchase and Warranties        (E)
                      Agreement, dated as of May 1, 2006,
                      between First Horizon and IXIS (included as part of Exhibit Z to Exhibit 4).

10.29                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and First NLC Financial Services,
                      LLC ("First NLC") (included as part of
                      Exhibit AA to Exhibit 4).

10.30                 Third Amended and Restated Mortgage Loan          (E)
                      Purchase and Warranties Agreement, dated as of May 1, 2006, by and between First NLC and IXIS (included as part of Exhibit AA to Exhibit 4).

10.31                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and FlexPoint Funding Corporation
                      ("FlexPoint") (included as part of Exhibit
                      BB to Exhibit 4).

10.32                 Second Amended and Restated Mortgage              (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of February 1, 2006, between
                      FlexPoint and IXIS (included as part of
                      Exhibit BB to Exhibit 4).

10.33                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Fremont Investment & Loan
                      ("Fremont") (included as part of Exhibit CC to Exhibit 4).

10.34                 Amended and Restated Mortgage Loan                (E)
                      Purchase and Warranties Agreement, dated as of November 22, 2004, between Fremont and IXIS (included as part of Exhibit
                      CC to Exhibit 4).

10.35                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Funding America Mortgage
                      Warehouse Trust ("Funding America")
                      (included as part of Exhibit DD to Exhibit
                      4).

10.36                 Mortgage Loan Purchase and Warranties             (E)
                      Agreement, dated as of May 1, 2006, between Funding America, Ocwen Loan Servicing, LLC, as Originator and Servicer and IXIS
                      (included as part of Exhibit DD to Exhibit 4).

10.37                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Lenders Direct Capital Corp.
                      ("Lenders Direct") (included as part of
                      Exhibit EE to Exhibit 4).

10.38                 Second Amended and Restated Mortgage Loan         (E)
                      Purchase and Warranties Agreement, dated as of December 1, 2005, between Lenders
                      Direct and IXIS (included as part of
                      Exhibit EE to Exhibit 4).

10.39                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Lime Financial Services, Ltd.
                      ("Lime") (included as part of Exhibit FF to Exhibit 4).

10.40                 Second Amended and Restated Mortgage              (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of April 27, 2006, between Lime and IXIS (included as part of Exhibit FF to Exhibit 4).

10.41                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Mandalay Mortgage, LLC
                      ("Mandalay") (included as part of Exhibit GG to Exhibit 4).

10.42                 Mortgage Loan Purchase and Warranties             (E)
                      Agreement, dated as of February 1, 2006, between Mandalay and IXIS (included as part of Exhibit GG to Exhibit 4).

10.43                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Master Financial Inc. ("Master Financial") (included as part of Exhibit HH to Exhibit 4).

10.44                 Second Amended and Restated Mortgage              (E)
                      Loan Purchase and Warranties Agreement,
                      dated as of February 1, 2006, as amended by Amendment No. 1, dated as of May 1, 2006, each between Master Financial and IXIS
                      (included as part of Exhibit HH to Exhibit
                      4).

10.45                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and NC Capital Corporation ("NC
                      Capital") (included as part of Exhibit JJ to
                      Exhibit 4).

10.46                 Third Amended and Restated Mortgage Loan          (E)
                      Purchase and Warranties Agreement, dated as of April 1, 2006, between NC Capital and IXIS
                      (included as part of Exhibit JJ to Exhibit 4).

10.47                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Quick Loan Funding Inc.
                      ("Quick Loan") (included as part of Exhibit
                      KK to Exhibit 4).

10.48                 Mortgage Loan Purchase and Warranties             (E)
                      Agreement, dated as of May 1, 2006, between Quick Loan and IXIS (included as part of Exhibit KK to Exhibit 4).

10.49                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among IXIS, the Depositor and Rose Mortgage, Inc. ("Rose")
                      (included as part of Exhibit LL to Exhibit
                      4).

10.50                 Mortgage Loan Purchase and Warranties             (E)
                      Agreement, dated as of May 1, 2006, between Rose and IXIS (included as part of Exhibit
                      LL to Exhibit 4).

10.51                 Unaffiliated Seller's Agreement, dated            (E)
                      as of June 30, 2006, between IXIS and the Depositor (included as part of Exhibit MM to Exhibit 4).

10.52                 Assignment and Recognition Agreement,             (E)
                      dated as of June 30, 2006, among MSMCI, the Depositor, the Countrywide Home Loans
                      Servicing LP ("Countrywide Servicer") and
                      Countrywide Home Loans, Inc. ("CHL")
                      (included as part of Exhibit NN to Exhibit
                      4).

10.53                 Mortgage Loan Sale and Servicing                  (E)
                      Agreement, dated as of October 1, 2005, by and among CHL, Countrywide Servicing and MSMCI (included as part of Exhibit NN to Exhibit 4).

10.54                 Amendment Reg AB to the Mortgage Loan             (E)
                      Sale and Servicing Agreement, dated as of January 26, 2006, by and among CHL,
                      Countrywide Servicing and MSMCI (included as part of Exhibit NN to Exhibit 4).

10.55                 ISDA Master Agreement, dated as of June 30,       (E)
                      2006, by and between IXIS Financial Products
                      Inc., the swap provider, and Wells Fargo
                      Bank, National Association, the securities administrator (included as part of Exhibit
                      TT to Exhibit 4).

10.56                 Schedule to the Master Agreement, dated as        (E)
                      of June 30, 2006, by and IXIS Financial
                      Products Inc., the swap provider, and Wells
                      Fargo Bank, National Association, the
                      securities administrator (included as part of Exhibit TT to Exhibit 4).

10.57                 Confirmation, dated as of June 30, 2006, by       (E)
                      and IXIS Financial Products Inc., the swap provider, and Wells Fargo Bank, National
                      Association, the securities administrator
                      (included as part of Exhibit TT to Exhibit
                      4).

10.58                 Subservicing Agreement, dated June 1, 2006,       (E)
                      by and between JPMorgan Chase Bank, National
                      Association and Chase Home Finance, LLC
                      (included as part of Exhibit UU to Exhibit 4).